UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

MEGA MATRIX CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

On May 21, 2024, Mega Matrix Corp. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, $0.001 par value (the “Common Stock”), from 40,000,000 to 75,000,000, effective May 22, 2024. A copy of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2024, the Company convened its Special Meeting of Stockholders virtually. As of the record date of April 26, 2024, 35,977,981 shares of the Company’s Common Stock were outstanding and entitled to vote. Of this amount, 16,308,041 shares of Common Stock, representing approximately 45.33% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below are the voting results from the proposals presented for a stockholder to vote at such meeting, each of which received a sufficient number of votes to pass.

1.	To approve an amendment to Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock of the Company from 40,000,000 to 75,000,000:

FOR	AGAINST	ABSTAIN
15,995,252	84,912	227,877

2.	To approve the proposed Mega Matrix Corp. 2024 Restricted Stock Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,797,472	144,798	204,530	2,161,241

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu
Chief Executive Officer

Dated: May 22, 2024

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